UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A (Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 17, 2015

STOCK YARDS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Kentucky (State or other jurisdiction of incorporation or organization)	1-13661 (Commission File Number)	61-1137529 (I.R.S. Employer Identification No.)

1040 East Main Street, Louisville, Kentucky, 40206
(Address of principal executive offices)

(502) 582-2571
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 19, 2015, Stock Yards Bancorp filed a Current Report on Form 8-K with Exhibit 10.1, Form of Stock Yards Bancorp, Inc. Restricted Stock Unit Grant Agreement.  The sole purpose of this Amendment No. 1 on Form 8-K/A is to correct certain inadvertent errors in the percentages listed on page 5 of Exhibit 10.1.

In the top table on page 5 of Exhibit 10.1, the applicable percentage of 25% across from Target:   75th – 89th should have read 20%; the applicable percentage of 10% across from Minimum:  51st – 74th should have read 8%.  In the second table on page 5 of Exhibit 10.1, the applicable percentage of 25% across from Target:   $7.99 - $8.21 should have read 20%, and the applicable percentage of 10% across from Minimum:  $7.50 - $7.98 should have read 8%.

Only the page 5 of the Exhibit 10.1 in the initial 8-K filing presented incorrect percentages.  The reminder of the Exhibit 10.1 has not been amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

D. Exhibits

Exhibit No. Description of Exhibits
10.1 Page 5 of Form of Stock Yards Bancorp, Inc. Restricted Stock Unit Grant Agreement, as amended

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 19, 2015	STOCK YARDS BANCORP, INC.

	By:	/s/ Nancy B. Davis
Nancy B. Davis, Executive Vice President, Treasurer and Chief Financial Officer